**PRESS RELEASE**

Contact:
-------
Kim Davidson
Senior Vice President of Business Development
(609) 399-0012


                             OCEAN SHORE HOLDING CO.
                             ----------------------
                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------

        Ocean City, New Jersey -- January 19, 2005. Ocean Shore Holding Co. (Nasdaq: OSHC) announced today that the Corporation's annual meeting of shareholders will be held on Wednesday, May 18, 2005.

        Ocean Shore Holding Co. is the holding company for Ocean City Home Bank, which operates from 6 offices in Atlantic and Cape May Counties, New Jersey.